Exhibit 99.2
Third Quarter 2010 Earnings Conference Call October 21, 2010

10/21/10 Proprietary and Confidential 2 Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, a slowdown of the economic recovery and deterioration in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, decline in economic and market conditions affecting contractual lease demand, changes in market demand in the commercial rental market and the sale of used vehicles, customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, unfavorable market conditions affecting the timing and impact of share repurchases, lack of accretive acquisition opportunities, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers' business operations, increasing driver costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, a decline in pension plan returns, changes in obligations relating to multi- employers plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

10/21/10 Proprietary and Confidential 3 Contents Third Quarter 2010 Results Overview Asset Management Update Earnings Outlook Q & A

10/21/10 Proprietary and Confidential 4 3rd Quarter Results Overview Earnings per diluted share from continuing operations were $0.76 in 3Q10 vs. $0.51 in 3Q09 Total revenue increased 5% vs. prior year reflecting higher operating revenue Operating revenue increased 4% vs. prior year due to higher commercial rental and Supply Chain Solutions revenue, partially offset by lower full service lease revenue

10/21/10 Proprietary and Confidential 5 3rd Quarter Results Overview - FMS Fleet Management Solutions (FMS) total revenue up 4% (and operating revenue up 3%) vs. prior year Contractual revenue down 3% Full service lease revenue down 2% Contract maintenance revenue decreased 5% Commercial rental revenue up 32% Fuel revenue up 7% due primarily to increase in fuel cost pass-throughs FMS net before tax earnings (NBT) up 48% FMS NBT percent of operating revenue up 230 basis points to 7.5% FMS earnings positively impacted by better commercial rental performance, improved used vehicle sales results and lower retirement plans expense, partially offset by lower full service lease performance (due to higher maintenance costs on an older fleet and fewer units in the fleet)

10/21/10 Proprietary and Confidential 6 3rd Quarter Results Overview - SCS / DCC Supply Chain Solutions (SCS) total revenue up 10% (and operating revenue up 5%) vs. prior year due to higher subcontracted transportation, higher automotive and high-tech volumes, and favorable foreign exchange rate movements, partially offset by prior year contract rationalizations SCS net before tax earnings (NBT) down 6% SCS NBT percent of operating revenue down 70 basis points to 5.9% SCS earnings decreased due to higher self-insurance costs, partially offset by improved operating performance particularly in high-tech Dedicated Contract Carriage (DCC) total revenue up 1% (and operating revenue up 2%) due to higher fuel cost pass-throughs DCC net before tax earnings (NBT) down 12% DCC NBT percent of operating revenue down 110 basis points to 7.3% DCC earnings negatively impacted by lower operating performance including increased driver costs and investments associated with new technology initiatives

10/21/10 Proprietary and Confidential 7 Key Financial Statistics Third Quarter ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Includes discontinued operations and restructuring charges.

10/21/10 Proprietary and Confidential 8 Key Financial Statistics Year-to-Date ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Includes discontinued operations and restructuring charges. 8 Proprietary and Confidential

10/21/10 Proprietary and Confidential 9 Business Segments Third Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items, The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($3.7), SCS - ($0.2) in 2009. ($ Millions)

10/21/10 Proprietary and Confidential 10 Business Segments Year-to-Date Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items, The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($5.5), SCS - ($4.7), DCC - ($.01), and CSS - ($0.1) in 2009. ($ Millions) 10 Proprietary and Confidential

10/21/10 Proprietary and Confidential 11 Capital Expenditures from Continuing Operations Year-to-Date ($ Millions)

10/21/10 Proprietary and Confidential 12 Cash Flow from Continuing Operations Year-to-Date ($ Millions) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. Free Cash Flow excludes acquisitions and changes in restricted cash.

10/21/10 Proprietary and Confidential 13 Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $405 million as of 9/30/10, $412 million as of 12/31/09 and $478 million as of 9/30/09. The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $114 million as of 9/30/10, $119 million as of 12/31/09 and $138 million as of 9/30/09. Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. ($ Millions) (1) (2)

10/21/10 Proprietary and Confidential 14 Contents Third Quarter 2010 Results Overview Asset Management Update Earnings Outlook Q & A

10/21/10 Proprietary and Confidential 15 Units held for sale were 4,700 at quarter end; down 40% from 7,800 units held for sale in the prior year Units held for sale were down 20% from 5,900 at the end of the prior quarter The number of used vehicles sold in the third quarter were 4,400, down 15% compared with prior year due to lower inventory level Number of used vehicles sold were down 6% or 300 units vs. the prior quarter Proceeds per unit were up 24% for tractors and up 50% for trucks in the third quarter compared with prior year (excluding the impact of exchange rates) Proceeds per unit were up 7% for tractors and 14% for trucks vs. the prior quarter Vehicles no longer earning revenue were 6,900 at quarter end; down 4,100 or 37% from the prior year Vehicles no longer earning revenue were down 14% vs. the prior quarter Average third quarter total commercial rental fleet was up 9% year-over-year Global Asset Management Update (1) (1) Units rounded to nearest hundred.

10/21/10 Proprietary and Confidential 16 Contents Third Quarter 2010 Results Overview Asset Management Update Earnings Outlook Q & A

10/21/10 Proprietary and Confidential 17 EPS Forecast - Continuing Operations ($ Earnings Per Share) Non-GAAP financial measure. (Comparable EPS in 4Q09 excludes income tax benefits of $0.07 and international asset impairment of $0.05. Comparable EPS in FY09 excludes an international impairment charge of $0.12, tax benefits of $0.11 and restructuring charges of $0.08). Increasing full year 2010 forecast range from $2.00 - $2.10 to $2.15 - $2.20. Current forecast is as follows:

10/21/10 Proprietary and Confidential 18 Q&A

10/21/10 Proprietary and Confidential 19 Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non GAAP Financial Measures & Reconciliations

10/21/10 Proprietary and Confidential 20 Fleet Management Solutions (FMS) Third Quarter ($ Millions)

10/21/10 Proprietary and Confidential 21 Fleet Management Solutions (FMS) Year-to-Date ($ Millions) 21 Proprietary and Confidential

10/21/10 Proprietary and Confidential 22 Supply Chain Solutions (SCS) Third Quarter ($ Millions)

10/21/10 Proprietary and Confidential 23 Supply Chain Solutions (SCS) Year-to-Date ($ Millions) 23 Proprietary and Confidential

10/21/10 Proprietary and Confidential 24 Dedicated Contract Carriage (DCC) Third Quarter ($ Millions)

10/21/10 Proprietary and Confidential 25 Dedicated Contract Carriage (DCC) Year-to-Date ($ Millions) 25 Proprietary and Confidential

10/21/10 Proprietary and Confidential 26 Central Support Services (CSS) Third Quarter ($ Millions)

10/21/10 Proprietary and Confidential 27 Central Support Services (CSS) Year-to-Date ($ Millions) 27 Proprietary and Confidential

10/21/10 Proprietary and Confidential 28 Balance Sheet ($ Millions)

Proprietary and Confidential 29 10/21/10 Proprietary and Confidential U.S. Asset Management Update (a) U.S. only Excludes early terminations where customer purchases vehicle Current year statistics may exclude some units due to a lag in reporting (b) (c) Number of Units (c)

10/21/10 Proprietary and Confidential 30 Free Cash Flow 1054 835 949 1091 1381 1179 1252 1684 1571 1266 1305 2000 2001 2002 2003 2004 2005 2006 2007 2008 Financial Indicators Forecast (1) (1) Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) 2000-2004 not restated for discontinued operations. (4) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Gross Capital Expenditures (3) ($ Millions) Total Cash Generated (2) (3) Total Obligations to Equity Ratio (2) Free Cash Flow Revenue Earning Equipment 1164 530 471 679 1105 1324 1688 1119 1154 555 1033 PP&E/Other 125 127 129 46 60 75 69 63 111 56 90 $1,289 $600 $725 $1,165 $657 $1,399 $1,182 2000 2001 2002 2003 2004 2005 Memo: Free Cash Flow (2) (3) PP&E/Other $1,757 2006 2007 2008 $1,265 2009 2010 Forecast Midpoint 2010 Forecast Midpoint 2009 $611 131 367 357 289 (208)(4) 380 (242) (439) 341 614 250 $1,123 Balance Sheet Debt to Equity 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Forecast Midpoint 275% 146% 129% 234% 151% 157% 168% 225% 183% 190% 201% Significant and predictable cash generation Invest in growth (organic, acquisitions) Over time appropriately move financial leverage towards long term target of 250-300% Total Obligations to Equity 275% Long Term Target Midpoint

10/21/10 Proprietary and Confidential 31 Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7-8 Earnings Before Restructuring and Income Taxes Earnings before income taxes from Continuing Operations Business Segments 9-10 Comparable Earnings / EPS from Continuing Operations Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 32 Comparable NBT / Tax Rate NBT / Tax Rate NBT and Tax Rate from Continuing Operations Reconciliation 33 Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 34 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 37-38 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio Debt to Equity Reconciliation 13 35-36 FMS / SCS / DCC Operating Revenue and Segment NBT as % of Operating Revenue FMS / SCS / DCC Total Revenue and Segment NBT as % of Total Revenue Fleet Management Solutions / Supply Chain Solutions / Dedicated Contract Carriage 20-25

10/21/10 Proprietary and Confidential 32 Earnings and EPS from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 32 Proprietary and Confidential

10/21/10 Proprietary and Confidential 33 NBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 33 Proprietary and Confidential

10/21/10 Proprietary and Confidential 34 Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) Represents comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

10/21/10 Proprietary and Confidential 35 Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions)

10/21/10 Proprietary and Confidential 36 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding.

10/21/10 Proprietary and Confidential 37 ($ Millions) Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted for discontinued operations. (5) Free Cash Flow excludes acquisitions and changes in restricted cash.

10/21/10 Proprietary and Confidential 38 ($ Millions) Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Free Cash Flow excludes acquisitions and changes in restricted cash. Year-to-Date

10/21/10 Proprietary and Confidential 39